Exhibit 10(b)





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                          Supplemental Indenture No. 5


                         --------------------------------

                          TUCSON ELECTRIC POWER COMPANY


                                       to


                              THE BANK OF NEW YORK,

                                     Trustee


                         --------------------------------




                            Dated as of March 1, 2004



            Supplemental to Indenture of Mortgage and Deed of Trust,
                          dated as of December 1, 1992


                         --------------------------------


                      Creating A Series of Bonds Designated
                   Second Mortgage Bonds, Collateral Series D


                         --------------------------------


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          This instrument constitutes a mortgage, a deed of trust and a security agreement.



                                                                   NY #577002 v4

         SUPPLEMENTAL INDENTURE NO. 5, dated as of March 1, 2004, between TUCSON ELECTRIC POWER COMPANY (hereinafter sometimes called (the "Company"), a corporation organized and existing under the laws of the State of Arizona, having its principal office at One South Church Avenue, in the City of Tucson, Arizona, as trustor, and THE BANK OF NEW YORK (successor in trust to Bank of Montreal Trust Company), a banking corporation organized and existing under the laws of the State of New York and having its principal office at 101 Barclay Street, in the Borough of Manhattan, The City of New York, New York, as trustee (hereinafter sometimes called the "Trustee"), under the Indenture of Mortgage and Deed of Trust, dated as of December 1, 1992 (hereinafter called the "Original Indenture"), as heretofore amended and supplemented, this Supplemental Indenture No. 5 being supplemental thereto (the Original Indenture as heretofore amended and supplemented, and as supplemented hereby, and as it may from time to time be further supplemented, modified, altered or amended by any supplemental indenture entered into in accordance with and pursuant to the provisions thereof, is hereinafter called the "Indenture").

                            RECITALS OF THE COMPANY

         WHEREAS the Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Bonds (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as therein contemplated, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Bonds; and

         WHEREAS, the Company proposes to establish a series of Bonds designated "Second Mortgage Bonds, Collateral Series D" and to be limited in aggregate principal amount (except as contemplated in clause (b) of Section 2 of Article II of the Original Indenture) to $400,600,000, such series of Bonds and such Bonds to be hereinafter sometimes called, respectively, "Series 5" and "Series 5 Bonds"; and

         WHEREAS, all acts and proceedings required by law and by the articles of incorporation and by-laws of the Company, including all action requisite on the part of its shareholders, directors and officers, necessary to make the Series 5 Bonds, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute this Supplemental Indenture a valid, binding and legal instrument, in accordance with its and their terms, have been done and taken; and the execution and delivery of this Supplemental Indenture No. 5 have been in all respects duly authorized; and

         WHEREAS, effective June 3, 1999, The Bank of New York succeeded to all of the corporate trust business of Bank of Montreal Trust Company, and, as a consequence, The Bank of New York, being otherwise qualified and eligible under
Article XII of the Original Indenture, became the successor trustee under the Indenture without further act on the part of the parties thereto, as contemplated by Section 11 of Article XII of the Original Indenture.



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                                                                   NY #577002 v4

                                GRANTING CLAUSES

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 5 WITNESSETH, that, in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Bonds at any time Outstanding under the Indenture according to their tenor, purport and effect, and to secure the performance and observance of all the covenants and conditions therein and herein contained (except any covenant of the Company with respect to the refund or reimbursement of taxes, assessments or other governmental charges on account of the ownership of the Bonds of any series or the income derived therefrom, for which the Holders of the Bonds shall look only to the Company and not to the property hereby mortgaged or pledged), and to declare the terms and conditions upon and subject to which the Series 5 Bonds are to be issued, and for and in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Bonds by the Holders thereof, and of the sum of $1 duly paid to the Company by the Trustee at or before the ensealing and delivery hereof, and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Company has executed and delivered this Indenture, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee, and grant to the Trustee a security interest in:

         All and singular the premises, property, assets, rights and franchises of the Company (except Excepted Property), whether now or hereafter owned, constructed or acquired, of whatever character and wherever situated including, among other things (but reference to or enumeration of any particular kinds, classes or items of property shall not be deemed to exclude from the operation and effect of this Indenture any kind, class or item not so referred to or enumerated), all right, title and interest of the Company in and to the property described as granted in "Schedule A" attached to this Supplemental Indenture No. 5 and made part of these Granting Clauses to the same extent as if fully set forth in the same, and all plants for the generation of electricity by water, steam and/or other power; all power houses, substations, transmission lines, distributing systems; all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical, gas or mechanical, conduits, cables and lines; all pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture, and chattels; all municipal franchises and other franchises; all lines for the transmission and/or distribution of electric current, including towers, poles, wires, cables, pipes, conduits, street lighting systems and all apparatus for use in connection therewith; all real estate, lands, leaseholds; all easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights-of-way and other rights in or relating to real estate or the occupancy of the same and all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described; it being the intention of the parties that all property of every kind, real, personal or mixed (including, but not limited to, all property of the types hereinbefore described), other than Excepted Property, which may be acquired by the Company after the date hereof, shall, immediately upon the acquisition thereof by the Company, to the extent of such acquisition, and without any further conveyance or assignment, become and be subject to the direct lien of the Indenture as fully and completely as though now owned by the Company and described in said "Schedule A"; it further being the intention of the parties, however, that the lien of and security interest granted by this Indenture shall not result in the Trustee having greater



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                                                                   NY #577002 v4
rights with respect to any property of the Company, real, personal or mixed (including, but not limited to, leasehold interests in property) than the rights of the Company with respect to such property.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid premises, property, assets, rights and franchises or any part thereof, with the reversion and reversions, remainder and remainders, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, assets, rights and franchises and every part and parcel thereof.

         Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, contracts, decrees, judgments, or other instruments through which the Company acquired or claims title to or enjoys the use of the aforesaid properties; and subject also to such easements, leases, reservations, servitudes, reversions and other rights and privileges of others and such mortgages, liens and other encumbrances in, on, over, across or through said properties as existed at the time of the acquisition of such properties by the Company or as have been granted by the Company to other persons at or prior to the time of the issuance and delivery of the Bonds of the Initial Series, including, but not limited to, the lien of the 1941 Mortgage and the security interest created thereby; and subject also to Permitted Encumbrances and, as to any property acquired by the Company after the time of the issuance and delivery of the Bonds of the Initial Series, to any easements, leases, reservations, servitudes, reversions and other rights and privileges of others and mortgages, liens or other encumbrances thereon existing, and to any mortgages, liens and other encumbrances for unpaid portions of the purchase money placed thereon, at the time of such acquisition, it being understood that with respect to any such after-acquired property the Lien of the Indenture (as hereinafter defined) shall at all times be junior, subject and subordinate to the lien of the 1941 Mortgage and the security interest created thereby; and subject also to the provisions of Article XI of the Original Indenture;

         TO HAVE AND TO HOLD the Trust Estate and all and singular the lands, properties, estates, rights, franchises, privileges and appurtenances hereby granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, together with all the appurtenances thereunto appertaining, unto the Trustee and its successors and assigns, forever;

         BUT IN TRUST, NEVERTHELESS, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold the Bonds authenticated and delivered hereunder and duly issued by the Company, without any discrimination, preference or priority of any one Bond over any other by reason of priority in the time of issue, sale or negotiation thereof or otherwise, except as provided in Section 2 of Article IV of the Original Indenture, so that, subject to said provisions, each and all of said Bonds shall have the same right, lien and privilege under the Indenture and shall be equally secured hereby (except as any sinking, amortization, improvement, renewal or other fund, established in accordance with the provisions of the Indenture, may afford additional security for the Bonds of any particular series), and shall have the same proportionate interest and share in the Trust Estate, with the same effect as if all of the Bonds had been issued, sold and negotiated simultaneously on the date of the delivery hereof;



                                       3
                                                                   NY #577002 v4
and in trust for enforcing payment of the principal of the Bonds, and premium, if any, and interest, if any, thereon, according to the tenor, purport and effect of the Bonds and of the Indenture, and for enforcing the terms, provisions, covenants and agreements herein and in the Bonds set forth;

         UPON CONDITION that, until the happening of a Default, the Company shall be suffered and permitted to possess, use and enjoy the Trust Estate (except money, securities and other personal property pledged or deposited with or required to be pledged or deposited with the Trustee hereunder) and to receive and use the rents, issues, income, revenues, earnings and profits therefrom, all as more specifically provided in Section 1 of Article VII of the Original Indenture;

         AND UPON THE TRUSTS, USES AND PURPOSES and subject to the covenants, agreements and conditions hereinafter set forth and declared.


                                   ARTICLE I

                             ADDITIONAL DEFINITIONS

         SECTION 1.        Applicability of Article

         For all purposes of this Supplemental Indenture No. 5, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article shall have the meanings herein specified and include the plural as well as the singular.

         SECTION 2.        Additional Definitions.

         "Credit Agreement" means the Credit Agreement, dated as of March 25, 2004, among the Company, the Lenders party thereto, the Issuing Banks party thereto, JPMorgan Chase Bank, Credit Suisse First Boston, acting through its Cayman Islands Branch, and Lehman Brothers Inc., as Co-Administrative Agents, Credit Suisse First Boston, acting through its Cayman Islands Branch, as Paying Agent, and JPMorgan Chase Bank, Credit Suisse First Boston, acting through its Cayman Islands Branch, and Lehman Brothers Inc., as Co-Lead Arrangers and Joint Bookrunners, as amended, supplemented or otherwise modified from time to time.

         "Interest Payment Date" means the last day of each March, June, September and December; provided, however, that the first interest payment date shall be June 30, 2004.

         "Maturity" means the date on which the principal of the Series 5 Bonds becomes due and payable, whether at stated maturity, upon redemption or acceleration, or otherwise.

         "Paying Agent" means Credit Suisse First Boston, acting through its Cayman Islands Branch, in its capacity as Paying Agent under the Credit Agreement.

         The following terms shall have the meanings specified in the Credit
Agreement: "Alternate Base Rate", "Commitment", "Issuing Bank", "Letter of Credit", "Loans", "Obligations" and "Tranche B Maturity Date".



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


         A copy of the Credit Agreement is filed at the office of the Paying Agent at Eleven Madison Avenue, OMA-2, New York, New York 10010 and at the office of the Company at One South Church Avenue, Tucson, Arizona 85701.


                                   ARTICLE II

                                 SERIES 5 BONDS

         There is hereby established a series of Bonds having the following terms and characteristics (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 2 of Article II of the Indenture):

                  (a) the title of the Bonds of such series shall be "Second Mortgage Bonds, Collateral Series D" (such Bonds being hereinafter sometimes called the "Series 5 Bonds");

                  (b) the aggregate principal amount of Series 5 Bonds which may be authenticated and delivered under the Indenture shall be limited to $400,600,000, except as contemplated in subdivision (b) of Section 2 of
         Article II of the Original Indenture;

                  (c) not applicable;

                  (d) the Series 5 Bonds shall mature on June 30, 2011;

                  (e) during the period from and including the date of the first authentication and delivery of the Series 5 Bonds to and including the day next preceding the first Interest Payment Date, the Series 5 Bonds shall bear interest at the rate of ten per centum (10%) per annum; thereafter, the Series 5 Bonds shall bear interest at a rate equal to the Alternate Base Rate from time to time in effect plus 500 basis points; interest on the Series 5 Bonds shall accrue from and including the date of the first authentication and delivery of the Series 5 Bonds, except as otherwise provided in the form of bond attached hereto as Exhibit A; interest on the Series 5 Bonds shall be payable on each Interest Payment Date and at Maturity, and the Regular Record Date for the interest payable on each Interest Payment Date shall be the day next preceding such Interest Payment Date; interest payable at Maturity shall be paid to the Person to whom principal shall be paid; and interest on the Series 5 Bonds during any period for which payment is made shall be computed in accordance with the Credit Agreement;

                  (f) the office of the Trustee in New York, New York, shall be the office or agency of the Company in The City of New York where (i) the principal of the Series 5 Bonds and interest payable thereon at Maturity shall be payable upon presentation thereof, (ii) notices, presentations and demands to or upon the Company in respect of the Series 5 Bonds or the Indenture may be served or made and (iii) Series 5 Bonds may be surrendered for registration of transfer or exchange; the principal office of the Company in Tucson, Arizona shall be an additional financial office or agency where the principal of the Series 5 Bonds and interest payable thereon at Maturity shall be payable upon presentation thereof; interest payable on the Series 5 Bonds prior to Maturity shall be paid by the Company directly to the Holders thereof.



                                       5
                                                                   NY #577002 v4

                  (g) the Series 5 Bonds shall not be redeemable, in whole or in part, at the option of the Company;

                  (h) upon (i) the occurrence of an Event of Default under the Credit Agreement, and further upon the condition that, in accordance with the terms of the Credit Agreement, the Commitments shall have been or shall have terminated and the Loans shall have been declared to be or shall have otherwise become due and payable immediately and the Paying Agent shall have delivered to the Company a notice demanding redemption of the Series 5 Bonds which notice states that it is being delivered pursuant to Article VII of the Credit Agreement, (ii) the occurrence of an Event of Default under clause (h) or (i) of Article VII of the Credit Agreement, or (iii) the Tranche B Maturity Date, then all Series 5 Bonds shall be redeemed immediately at the principal amount thereof plus accrued interest to the date of redemption;

                  (i) the Series 5 Bonds shall be issued in denominations of $1,000 and any amount in excess thereof;
                  (j)      not applicable;

                  (k)      not applicable;

                  (l)      not applicable;

                  (m)      not applicable;

                  (n) no service charge shall be made for the registration of transfer or exchange of Series 5 Bonds;

                  (o) (i) the Series 5 Bonds are to be issued and delivered to the Paying Agent in order to provide collateral security for the obligation of the Company under the Credit Agreement to pay the Obligations, to the extent and subject to the limitations set forth in clauses (ii) and (iii) of this subdivision.

                           (ii) the obligation of the Company to pay interest on the Series 5 Bonds on any Interest Payment Date prior to Maturity (a) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid or (b) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid (not in excess, however, of the amount otherwise then due in respect of interest on the Series 5 Bonds).

                           (iii) the obligation of the Company to pay the principal of and accrued interest on the Series 5 Bonds at or after Maturity (x) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid and no Letter of Credit shall remain outstanding or (y) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid plus the aggregate stated



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


         amount of the outstanding Letters of Credit (not in excess, however, of the amount otherwise then due in respect of principal of and accrued interest on the Series 5 Bonds).

                           (iv) the Trustee shall be entitled to presume that the obligation of the Company to pay the principal of and interest on the Series 5 Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Paying Agent, signed by an authorized officer thereof, stating that the principal of and/or interest on the Series 5 Bonds has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment;

                  (p) in the event of an application by the Paying Agent for payment or for a substituted Series 5 Bond pursuant to Section 11 of
         Article II of the Original Indenture, the Paying Agent shall not be required to provide any indemnity or pay any expenses or charges as contemplated in said Section 11; and

                  (q) the Series 5 Bonds shall have such other terms as are set forth in the form of bond attached hereto as Exhibit A, which form is hereby designated as the form of the Series 5 Bonds.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

         This Supplemental Indenture No. 5 is a supplement to the Original Indenture. As heretofore supplemented and further supplemented by this Supplemental Indenture No. 5, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture as heretofore supplemented and this Supplemental Indenture No. 5 shall together constitute one and the same instrument.

         The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture No. 5. The statements herein are deemed to be those of the Company and not of the Trustee.



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


         IN WITNESS WHEREOF, Tucson Electric Power Company has caused its corporate name to be hereunto affixed, and this instrument to be signed by one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by one of its Assistant Secretaries for and in its behalf; and The Bank of New York, as trustee, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed by one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by one of its Vice Presidents, for and in its behalf, all as of the day and year first above written.

                                            TUCSON ELECTRIC POWER COMPANY


                                            By
                                              ---------------------------------
                                              Vice President

Attest:


------------------------------
Assistant Secretary

                                            THE BANK OF NEW YORK,
                                            Trustee


                                            By
                                              ---------------------------------
                                              Vice President

Attest:


------------------------------
Vice President

STATE OF ARIZONA           )
                                    )  ss.:
COUNTY OF PIMA             )

         This instrument was acknowledged before me this ___ day of March 2004 by _______________________, as Vice President, and _______________________, as
Assistant Secretary, of TUCSON ELECTRIC POWER COMPANY, an Arizona corporation, known to me to be the individuals who executed this instrument, and known to me to be a Vice President and an Assistant Secretary, respectively, of said corporation, and who personally acknowledged before me and stated that they executed said instrument on behalf of said corporation for the purposes and consideration therein expressed.


                                              ---------------------------------
                                              NOTARY PUBLIC

STATE OF NEW YORK          )
                                    )  ss.:
COUNTY OF NEW YORK         )

         This instrument was acknowledged before me this ___ day of March 2004 by _______________________, as Vice President, and _______________________, as
Vice President, of THE BANK OF NEW YORK, a New York banking corporation, known to me to be the individuals who executed this instrument, and known to me to be Vice Presidents, of said corporation, and who personally acknowledged before me and stated that they executed said instrument on behalf of said corporation for the purposes and consideration therein expressed.



                                              ---------------------------------
                                              NOTARY PUBLIC

                                                                      Exhibit A

                                 [Form of Bond]
                         This bond is non-transferable,
                  except to a successor Paying Agent under the
                      Credit Agreement referred to herein.


No. ________________                                                  $________


                          TUCSON ELECTRIC POWER COMPANY

                    SECOND MORTGAGE BOND, COLLATERAL SERIES D

                                DUE JUNE 30, 2011

         TUCSON ELECTRIC POWER COMPANY, a corporation of the State of Arizona (hereinafter sometimes called the Company), for value received, promises to pay to as Paying Agent under the Credit Agreement hereinafter referred to or registered assigns, the principal sum of

                                                                         DOLLARS

on June 30, 2011 in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, at the office or agency of the Company in The City of New York, or in the City of Tucson, Arizona, upon presentation hereof, and quarterly, on March 31, June 30, September 30 and December 31 in each year, commencing June 30, 2004 (each an "Interest Payment Date"), and at Maturity (as defined in Supplemental Indenture No. 5 hereinafter referred to), to pay interest thereon in like coin or currency at the rate specified below, from the Interest Payment Date next preceding the date of this bond (unless this bond be dated on an Interest Payment Date, in which case from the date hereof; or unless this bond be dated prior to the first interest payment date, in which case from and including the date of the first authentication and delivery of the bonds of this series), until the Company's obligation with respect to such principal sum shall be discharged.

         During the period from and including the date of the first authentication and delivery of the bonds of this series to and including the day next preceding the first Interest Payment Date, the bonds of this series shall bear interest at the rate of ten per centum (10%) per annum; thereafter, the bonds of this series shall bear interest at a rate equal to the Alternate Base Rate (as defined in Supplemental Indenture No. 5 hereinafter referred to) from time to time in effect plus 500 basis points. Interest on the bonds of this series during any period for which payment is made shall be computed in accordance with the Credit Agreement.

         This bond is one of an issue of bonds of the Company, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement, renewal or other fund, established in accordance with the provisions of the



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                                                                   NY #577002 v4
indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by the Indenture of Mortgage and Deed of Trust, dated as of December 1, 1992 (the "Original Indenture"), from the Company to The Bank of New York, (successor in trust to Bank of Montreal Trust Company), trustee (the "Trustee"), as supplemented by five supplemental indentures including Supplemental Indenture No. 5, dated as of March 1, 2004 (the Original Indenture, as so supplemented, and such Supplemental Indenture being hereinafter called the "Indenture" and "Supplemental Indenture No. 5", respectively), to which
Indenture reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security provided by the Indenture, the rights and limitations of rights of the Company, the Trustee and the holders of said bonds with respect to the security provided by the Indenture, the powers, duties and immunities of the Trustee, the terms and conditions upon which such bonds are and are to be secured, and the circumstances under which additional bonds may be issued. The acceptance of this bond shall be deemed to constitute the consent and agreement by the holder hereof to all of the terms and provisions of the Indenture. This bond is one of a series of bonds designated as the Second Mortgage Bonds, Collateral Series D, of the Company.

         The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the holders of not less than sixty per centum (60%) in aggregate principal amount of the bonds of all series then outstanding under the Indenture, considered as one class; provided, however, that if there shall be bonds of more than one series outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the holders of bonds of one or more, but less than all, of such series, then the consent only of the holders of bonds in aggregate principal amount of the outstanding bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the bonds of any series shall have been issued in more than one tranche and if the proposed supplemental indenture shall directly affect the rights of the holder of bonds of one or more, but less than all, of such tranches, then the consent only of the holders of bonds in aggregate principal amount of the outstanding bonds of all tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any holders of bonds. Any such consent by the holder of this bond shall be conclusive and binding upon such holder and upon all future holders of this bond and of any bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent is made upon this bond.

         The Company has issued and delivered the bonds of this series to Credit Suisse First Boston, acting through its Cayman Islands Branch, as Paying Agent (the "Paying Agent") under the Credit Agreement, dated as of March 25, 2004, among the Company, the Lenders party thereto, the Issuing Banks party thereto, JPMorgan Chase Bank, Credit Suisse First Boston, acting through its Cayman Islands Branch, and Lehman Brothers Inc., as Co-Administrative Agents, Credit Suisse First Boston, acting through its Cayman Islands Branch, as Paying Agent, and JPMorgan Chase Bank, Credit Suisse First Boston, acting through its Cayman Islands Branch, and Lehman Brothers Inc., as Co-Lead Arrangers and Joint Bookrunners, as amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), in order to provide collateral security for the obligation of the Company thereunder to pay the Obligations (as defined in Supplemental Indenture No. 5).




                                      A-2
                                                                   NY #577002 v4

         Upon (i) the occurrence of an Event of Default under the Credit Agreement, and further upon such additional conditions as are set forth in subdivision (h) of Article II of Supplemental Indenture No. 5, or (ii) the Tranche B Maturity Date under the Credit Agreement, then all bonds of this series shall be redeemed immediately at the principal amount thereof plus accrued interest to the date of redemption.

         The obligation of the Company to pay interest on the bonds of this Series on any Interest Payment Date prior to Maturity (a) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid or (b) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid (not in excess, however, of the amount otherwise then due in respect of interest on the bonds of this Series).

         The obligation of the Company to pay the principal of and accrued interest on the bonds of this series at or after Maturity (x) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid and no Letter of Credit (as defined in Supplemental Indenture No. 5) shall remain outstanding or (y) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid plus the aggregate stated amount of the outstanding Letters of Credit (not in excess, however, of the amount otherwise then due in respect of principal of and accrued interest on the bonds of this series).

         The principal of this bond and the interest accrued hereon may become or be declared due and payable before the stated maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein provided.

         This bond is non-transferable except as required to effect transfer to any successor paying agent under the Credit Agreement, any such transfer to be made at the office or agency of the Company in The City of New York, upon surrender and cancellation of this bond, and upon any such transfer a new bond of this series, for the same aggregate principal amount and having the same stated maturity date, will be issued to the transferee in exchange herefor. Prior to due presentment for registration of transfer, the Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes. This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more bonds of this series of the same aggregate principal amount and having the same stated maturity date and interest rate, all as provided in the Indenture.

         No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director or officer, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise howsoever (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of shareholders of the Company, based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company



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was acting as the agent or instrumentality of the shareholders); all such liability being, by the acceptance hereof and as a part of the consideration for the issuance hereof, expressly waived and released by every holder hereof, and being likewise waived and released by the terms of the Indenture under which this bond is issued, as more fully provided in said Indenture.

         This bond shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by The Bank of New York, or its successor, as Trustee under the Indenture.



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         IN WITNESS WHEREOF, the Company has caused this bond to be signed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

         Dated:

                                            TUCSON ELECTRIC POWER COMPANY


                                            By:
                                              ---------------------------------
Attest:



--------------------------





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                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.


Dated:  March __, 2004

                                            The Bank of New York,
                                              Trustee


By:
   ----------------------------------------------




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                                                                      SCHEDULE A


                        DESCRIPTION OF MORTGAGED PROPERTY


                               GENERIC DESCRIPTION


                  All electric generating plants, gas generating plant, gas holders, steam plant, gas regulating stations, substations and other properties of the Company, including all power houses, transmission lines, buildings, pipes, structures and works, and the lands of the Company on which the same are situated, and all the Company's lands, easements, rights, rights-of-way, water rights, rights to the use of water, including all of the Company's right, title and interest in and to any and all decrees therefor, permits, franchises, consents, privileges, licenses, poles, towers, wires, switch racks, insulators, pipes, machinery, engines, boilers, motors, regulators, meters, tools, appliances, equipment, appurtenances and supplies, forming a part of or appertaining to said plants, holders, sites, stations or other properties, or any of them, or used or enjoyed, or capable of being used or enjoyed in conjunction or connection therewith; and

                  All electric substations and substation sites of the Company including all buildings, structures, towers, poles, lines, and all equipment, appliances, and devices for transforming, converting and distributing electric energy, and all the right, title and interest of the Company in and to the land on which the same are situated, and all of the Company's lands, easements, rights-of-way, rights, franchises, privileges, machinery, equipment, fixtures, appliances, devices, appurtenances and supplies forming a part of said substation or any of them, or used or enjoyed, or capable of being used or enjoyed, in conjunction or connection therewith; and

                  All warehouses, buildings, structures, works and sites and the Company's lands on which the same are situated, and all easements, rights-of-way, permits franchises, consents, privileges, licenses, machinery, equipment, furniture and fixtures, appurtenances and supplies forming a part of said warehouses, buildings, structures, works and sites, or any of them, or used or enjoyed or capable of being used or enjoyed in connection or conjunction therewith; and

                  All electric distribution systems of the Company, including towers, poles, wires, insulators, appliances, devices, appurtenances and equipment, and all the Company's other property, real, personal or mixed, forming a part of, or used, occupied or enjoyed in connection with or in any way appertaining to said distribution systems, or any of them, together with all of the Company's rights-of-way, easements, permits, privileges, municipal or other franchises, licenses, consents and rights for or relating to the construction, maintenance or operation thereof through, over, under or upon any public streets or highways, or public or private lands; and also all branches, extensions, improvements and developments of or appertaining to or connected with said electric distribution systems, or any of them, and all other electric distribution systems of the Company and parts thereof wherever situated, and whether now owned or hereafter acquired, as well as all rights-of-way, easements, privileges, permits, municipal or other franchises, consents and rights for or relating to the construction, maintenance or operation thereof, or any part thereof, through, over, under or upon public or private lands, whether now owned or hereafter acquired; and



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                  All electric transmission and/or distribution lines of the
Company, including the towers, poles, pole lines, wires, switch racks, insulators, supports, guys, telephone and telegraph lines and other appliances and equipment, and all other property of the Company, real, personal or mixed, forming a part thereof or appertaining thereto, together with all of the Company's rights-of-way, easements, permits, privileges, municipal or other franchises, consents, licenses and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any public streets or highways or other lands, public or private; also all extension, branches, taps, developments and improvements of or to any and all of the above-described transmission and/or distribution lines, telephone and telegraph lines or any of them, as well as all rights-of-way, easements, permits, privileges, rights and municipal or other franchises, licenses and consents, for or relating to the construction, maintenance or operation of said lines or any of them, or any part thereof, through, over, under or upon any public streets or highways or any public or private lands, whether now owned or hereafter acquired;

                  Excepting, however, any property of the character of "Excepted Property" within the meaning of the Supplemental Indenture to which this Schedule A is attached.

                SPECIFIC DESCRIPTION OF ADDITIONAL REAL PROPERTY

                  Specific descriptions of additional portions of the Mortgaged Property which constitute real property are contained in Annex 1 to this Schedule A.



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                                     Annex 1
                                       to
                                   Schedule A


1. That portion of Parcel 16 described within Book 7630 at page 717 in the office of the Recorder, Pima County, Arizona, situated in the Northeast Quarter of Section 36, Township 16 South, Range 13 East, Gila and Salt River Base and Meridian, Pima County, Arizona, more particularly described as follows:

COMMENCING at the North Quarter corner of said Section 36;

THENCE South 00 degrees 06 minutes 54 seconds East, 271.38 feet along the West line of said Northeast Quarter of Section 36;

THENCE North 89 degrees 53 minutes 06 seconds East, 40.00 feet to the POINT OF BEGINNING; THENCE South 83 degrees 55 minutes 21 seconds East, 1361.71 feet;

THENCE North 89 degrees 08 minutes 18 seconds East, 373.51 feet parallel with the North line of said Northeast Quarter of Section 36 to a point on the East line of said Parcel 16; THENCE South 10 degrees 29 minutes 58 seconds East,
188.22 feet along said East line; THENCE South 03 degrees 18 minutes 02 seconds West, 580.17 feet along said East line; THENCE South 07 degrees 29 minutes 58 seconds East, 119.72 feet along said East line; THENCE South 53 degrees 54 minutes 58 seconds East, 335.00 feet along said East line; THENCE South 34 degrees 19 minutes 58 seconds East, 689.33 feet along said East line; THENCE South 00 degrees 34 minutes 58 seconds East, 274.11 feet along said East line;

THENCE South 02 degrees 50 minutes 02 seconds West, 295.58 feet along said East line to a point on the South line of said Northeast Quarter of Section 36, and, also being, the Southeast corner of said Parcel 16;

THENCE South 89 degrees 07 minutes 44 seconds West, 54.05 feet along said South line of the Northeast Quarter of Section 36 and, also being, the South line of said Parcel 16; THENCE North 31 degrees 45 minutes 46 seconds West, 227.81 feet along said South line; THENCE South 80 degrees 42 minutes 09 seconds West,
839.83 feet along said South line; THENCE South 09 degrees 14 minutes 43 seconds East, 17.19 feet along said South line; THENCE South 88 degrees 42 minutes 54 seconds West, 1329.59 feet along said South line;

THENCE South 64 degrees 09 minutes 37 seconds West, 16.58 feet along said South line to a point of intersection with the prolongation of the East line of a public ingress/egress easement recorded in Docket 11766 at page 2245 and described on Exhibit "A";



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THENCE North 11 degrees 41 minutes 27 seconds West, 136.39 feet along the aforesaid East line to a point of curvature concave to the East and having a radius of 760.00 feet;

THENCE Northerly along said curve through a central angle of 11 degrees 34 minutes 33 seconds an arc distance of 153.55 feet along said East line;

THENCE North 00 degrees 06 minutes 54 seconds West, 2068.16 feet parallel with the West line of the said Northeast Quarter of Section 36 to the POINT OF BEGINNING.



2. Lots 11 and 12 of Lakeside Business Park, a subdivision of Pima County, Arizona, according to the map or plat thereof of record in the office of the County Recorder of Pima County, Arizona, in Book 35 of Maps and Plats at page 50 thereof.



3. DESCRIPTION of parcel of land located in Section 12, Township 24 South, Range 13 East, Gila & Salt River Meridian, Santa Cruz County, Arizona. Said parcel being more fully described as follows:

COMMENCING at the stone monument marking the North Quarter corner of said
Section 12 (from which a B.L.M brass cap marking the Northeast corner of said
Section 12 bears North 89(degree) 16'48" East, a distance of 2654.20 feet);

THENCE South 00(degree)34'56 East along the Center Section line of said section 12, a distance of 646.69 feet to the TRUE POINT OF BEGINNING;

THENCE continuing along said Center Section line South 00(degree)34'56" East, a distance of 1117.40 feet to the Northwest corner of Lot F, MARIPOSA NORTH INDUSTRIAL PARK, as recorded in Book 4 of Maps and Plats, page 86, Santa Cruz Records, Santa Cruz County, Arizona;

THENCE North 61(degree)28'01" East along the North line of said lot F, a distance of 172.13 feet;

THENCE continuing along said North line North 41(degree)00'11" East, a distance
197.77 feet to a 1/2 rebar marking the Northwest Corner of lot G of said Plat;

THENCE along the North line of said lot G North 83(degree)11'50" East, a distance of 254.11 feet to the Northwest corner of Lot H of said plat;

THENCE along the North line of said Lot H North 89(degree)35'24" East, a distance of 440.37 feet, more or less, to the West line of Common Area "A" of said plat;

THENCE along said West line, along a non-tangent curve to the left for an arc length of 20.06 feet (said curve having a radius of 770.00 feet, a central angle of 1(degree)29'34, and a radial line in of South 66(degree)57'18" West and a radial line out of North 65(degree)27'44" East) to a 1/2" rebar;

THENCE continuing along said West line North 24(degree)36'57" West, a distance of 31.45 feet to a 1/2 rebar marking the Northwest corner of Common Area "A";

THENCE along the North line of said Common Area "A" North 65(degree)29'25" East, a distance of 60.20 feet, more or less, to a 1/2" rebar marking the Northwest corner of Lot J of said plat;



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THENCE along the North line of said Lot J North 65(degree)27'56" East, a distance of 447.00 feet to a 1/2" rebar;

THENCE continuing along said North line South 89(degree)57'51" East, a distance of 180.68 feet to a 1/2" rebar;

THENCE continuing along said North line South 44(degree)45'10" East, a distance of 145.02 feet, more or less to a point on the westerly right-of- way of Mariposa Ranch Road;

THENCE North 00(degree)34'56" West, a distance of 715.52 feet;

THENCE South 89(degree)25'04" West, a distance of 1700.86 feet to the TRUE POINT OF BEGINNING.

Said parcel containing an approximate area of 1,380,999 square feet or 31.70 acres of land, more or less.

(The intent of said description to more specifically describe proposed lot 19, MARIPOSA NORTH INDUSTRIAL PARK, PHASE II, not recorded as of this date, which will supercede the values shown herein.)




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